SCUDDER                                                               [logo]

Scudder Pathway Series:
Conservative Portfolio
Balanced Portfolio

Supplement to Prospectus
Dated February 1, 1998

On February 6, 1998, the Board of Trustees of Scudder Pathway Series voted to change the dividend distribution dates of the Conservative Portfolio and Balanced Portfolio. Dividends will be paid quarterly to shareholders in March, June, September and December. This change will become effective March 1998.


February 6, 1998